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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                          FORM 8-K



                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934




              Date of Report:  January 11, 1996
     Date of earliest event reported:  January 10, 1996




                           SCEcorp
   (Exact name of registrant as specified in its charter)





     CALIFORNIA                1-9936          95-4137452
(State or other jurisdiction of(Commission (I.R.S. employer incorporation or organization) file number) identification no.)




                  2244 Walnut Grove Avenue
                       (P.O. Box 800)
                 Rosemead, California  91770
(Address of principal executive offices, including zip code)




                        818-302-2222
    (Registrant's telephone number, including area code)


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Item 5.  Other Events

      On January 10, 1996, the California Public Utilities
Commission (CPUC) issued its decision in Edison's 1995 General
Rate Case. Copies of press releases issued by the CPUC and by Edison are attached hereto as exhibits 20.1 and 20.2, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

Exhibit
Number                   Description
-------                  -----------

20.1        News Release -- CPUC Sets Edison Revenue
            Requirement; Proposes Policy Guidelines For
            SONGS Cost Recovery

20.2        News Release -- Edison Reacts to CPUC's Decision
            Regarding Its 1995 General Rate Case



                         SIGNATURES


      Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SCEcorp



                                  KENNETH S. STEWART
                            ----------------------------------
                                  KENNETH S. STEWART
                               ASSISTANT GENERAL COUNSEL
                                AND ASSISTANT SECRETARY
January 11, 1996